                            SCHEDULE 14C INFORMATION
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

       Information Statement Pursuant to Section 14(c) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[ ] Definitive Information Statement

The Target Portfolio Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
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       pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

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

                         THE TARGET PORTFOLIO TRUST(SM)
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                     LARGE CAPITALIZATION GROWTH PORTFOLIO

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                AUGUST 20, 1999

                            ------------------------

TO THE SHAREHOLDERS:

     On May 26, 1999, at a regular meeting of the Board of Trustees of The Target Portfolio Trust(SM) (the Trust), the Trustees approved a new subadvisory agreement for the Small Capitalization Growth Portfolio (the Small Cap Portfolio). The subadvisory agreement approved by the Board of Trustees was entered into between Prudential Investments Fund Management LLC (PIFM), the Trust's Manager, and Sawgrass Asset Management LLC (Sawgrass). Sawgrass assumed investment advisory responsibility for the Small Cap Portfolio on May 27, 1999.

     On August 3, 1999, at a special meeting of the Board of Trustees of the Trust, the Trustees approved a new subadvisory agreement for the Large Capitalization Growth Portfolio (the Large Cap Portfolio and, collectively with the Small Cap Portfolio, the Portfolios). The subadvisory agreement approved by the Board of Trustees was entered into between PIFM and Columbus Circle Investors (CCI).

     This information statement informs you of the circumstances surrounding the Board's approval of the new subadvisory agreements for the Portfolios and provides you with an overview of their terms.

                                          By order of the Board

                                          DAVID F. CONNOR
                                            Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         THE TARGET PORTFOLIO TRUST(SM)
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                     LARGE CAPITALIZATION GROWTH PORTFOLIO
                                 (800) 225-1852

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                AUGUST   , 1999

                            ------------------------

     This information statement is being furnished to the shareholders of the Small Capitalization Growth Portfolio (the Small Cap Portfolio) and the Large Capitalization Growth Portfolio (the Large Cap Portfolio and, collectively with the Small Cap Portfolio, the Portfolios) of The Target Portfolio Trust(SM) (the Trust) in lieu of a proxy statement, pursuant to the terms of an exemptive order the Trust received from the Securities and Exchange Commission (SEC). The exemptive order permits the Trust's manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

     The Trust is a registered, management investment company under the Investment Company Act of 1940, as amended (the Investment Company Act) and is organized as a Delaware business trust. The Trust's trustees are referred to here as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     We are providing shareholders of the Portfolios as of August 6, 1999 with this information statement, which will be mailed on or about August 23, 1999.

     SMALL CAP PORTFOLIO. This information statement relates to the approval by the Trustees of a new subadvisory agreement dated as of May 26, 1999 (the Sawgrass Agreement) between the Trust's Manager and Sawgrass Asset Management LLC (Sawgrass). Sawgrass assumed its advisory duties with respect to the Portfolio on May 27, 1999. The Trustees approved the Sawgrass Agreement, a copy of which is attached as Exhibit A, on May 26, 1999. The material terms of the Sawgrass Agreement are substantially the same as those of the previous subadvisory agreement. The previous subadvisory agreement, dated November 9, 1992, between the Trust's Manager and Nicholas-Applegate Capital Management (Nicholas-Applegate) was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act), on May 12, 1998.

     The Small Cap Portfolio will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Small Cap Portfolio.

     LARGE CAP PORTFOLIO. This information statement also relates to the approval by the Trustees of a new subadvisory agreement dated as of August 3, 1999 (the CCI Agreement and, collectively with the Sawgrass Agreement, the Subadvisory Agreements) between the Trust's Manager and Columbus Circle Investors (CCI). The Trustees approved the CCI Agreement, a copy of which is attached as Exhibit B, on August 3, 1999. CCI had previously served as a subadviser to the Large Cap Portfolio under a subadvisory agreement with the Manager dated January 2, 1995 that terminated on June 30, 1999 as a result of a change in the ownership of CCI. The previous subadvisory agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act), on May 26, 1999.

     CCI will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Large Cap Portfolio.

THE TARGET PROGRAM

     The Trust consists of ten separate investment portfolios, including the Portfolios. Shares of the Trust's portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the portfolios based on an evaluation of an investor's investment objectives and risk tolerances. The Target Program or shares of the Trust (without participation in the Target Program) are also available to banks, trust companies and other investment advisory services which maintain securities accounts with Prudential Securities Incorporated (Prudential Securities) and to certain fee based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the portfolios are an available option without payment of the Target Program fee. Participation in the Target Program is subject to payment of a program fee that is separate from the portfolios' management fees. For all accounts other than Individual Retirement Accounts (IRAs) and qualified employee benefit plans (collectively, Plans), the quarterly advisory fee is charged at a maximum annual rate of 1.5% of assets invested in equity portfolios, such as the Large Cap and Small Cap Portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets invested in equity portfolios.

THE MANAGER

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of November 9, 1992. PIFM is a subsidiary of Prudential Securities Incorporated
and The Prudential Insurance Company of America (Prudential). As of August   ,
1999, PIFM served as the Manager to   open-end investment companies and as
Manager or administrator to   closed-end investment companies with aggregate
assets of approximately $     billion. Information concerning the Trust's
current management arrangements can be found in Exhibit C. Information concerning officers of the Trust is set forth in Exhibit D.

SHAREHOLDER REPORTS

     The Trust's most recent annual report for the fiscal year ended December 31, 1998 has previously been sent to shareholders and may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

SHAREHOLDINGS

     LARGE CAP PORTFOLIO.  As of August 6, 1999, the Large Cap Portfolio's net
asset value was approximately $          . As of August 6, 1999, there were
          outstanding shares of the Large Cap Portfolio. Management does not know of any person who owned beneficially 5% or more of the shares of the Large Cap Portfolio as of August 6, 1999. In addition, to the knowledge of management, the executive officers and Board Members of the Trust, as a group, owned less than 1% of the outstanding shares of the Large Cap Portfolio as of that date.

     SMALL CAP PORTFOLIO.  As of August 6, 1999, the Small Cap Portfolio's net
asset value was approximately $          . As of August 6, 1999, there were
          outstanding shares of the Small Cap Portfolio. Management does not know of any person who owned beneficially 5% or more of the shares of the Small Cap Portfolio as of August 6, 1999. In addition, to the knowledge of management, the executive officers and Board Members of the Trust, as a group, owned less than 1% of the outstanding shares of the Small Cap Portfolio as of that date.

                           NEW SUBADVISORY AGREEMENTS

SMALL CAP PORTFOLIO

     On May 26, 1999, the Trustees, including a majority of the Trustees who are not parties to the Sawgrass Agreement or interested persons of such parties (as defined in the Investment Company Act) (the non-interested Trustees), unanimously approved the Sawgrass Agreement and the selection by PIFM of Sawgrass to replace Nicholas-Applegate as a subadviser to the Small Cap Portfolio. At that time, the Trustees also unanimously approved termination of the previous subadvisory agreement between the Trust's Manager and Nicholas-Applegate for performance-related reasons. Sawgrass was recommended to the Trustees by PIFM as a replacement for Nicholas-Applegate.

     The Sawgrass Agreement contains terms and conditions similar to those of the subadvisory agreement with Nicholas-Applegate. See "Terms of Subadvisory Agreements," below. Sawgrass renders investment advice to a portion of the Small Cap Portfolio in accordance with its investment objective and policies and also makes investment decisions to purchase and sell securities on behalf of the Small Cap Portfolio, subject to the supervision of PIFM.

     Section 15 of the Investment Company Act requires that a majority of the Small Cap Portfolio's outstanding voting securities approve the Sawgrass Agreement. However, on September 11, 1996, the SEC issued an order granting the Trust and PIFM exemptive relief from the requirements of Section 15. According to the SEC's order, which is subject to a number of conditions (including approval by the Trust's shareholders, which was received on October 30, 1996), PIFM may enter into certain subadvisory agreements on behalf of the Trust without receiving prior shareholder approval. Thus, the execution and implementation of the Sawgrass Agreement did not require shareholder consent.

     BOARD CONSIDERATION OF THE SAWGRASS AGREEMENT. At a regular meeting of the Board, at which all of the Trustees were in attendance, the Board of Trustees considered and unanimously approved the Sawgrass Agreement on May 26, 1999. In considering the approval of the Sawgrass Agreement, the Trustees, including the non-interested Trustees, considered whether approval of the Sawgrass Agreement was in the best interests of the Trust and shareholders of the Small Cap Portfolio. At the meeting, the Trust's Manager stressed the investment experience, reputation, and the performance record of the investment team at Sawgrass. The Trustees reviewed materials furnished by management and Sawgrass and met with representatives of Sawgrass. Among other things, the Trustees considered the investment philosophy and style of Sawgrass, its relative performance record, its security selection experience and preferences, personnel, facilities, financial strength and quality of service. The Board also considered the nature, quality and extent of services expected to be provided to the Small Cap Portfolio by Sawgrass as well as the reputation of the Sawgrass investment team in the asset management industry.

     The Trustees discussed and reviewed the terms of the Sawgrass Agreement. It was noted that the material terms of the Sawgrass Agreement were substantially the same as those in the prior subadvisory agreement. There were a number of minor differences between the Sawgrass Agreement and the subadvisory agreement that had been in place with Nicholas-Applegate. First, the language of the Sawgrass Agreement clarifies that Sawgrass is only responsible for managing a portion of the Small Cap Portfolio's assets. Second, the Sawgrass Agreement specifically requires Sawgrass to reconcile its records of the securities and cash in its portion of the Small Cap Portfolio with statements provided by the Trust's custodian on a monthly basis and to report to the Manager on each such reconciliation, including information on any discrepancies noted and actions taken by Sawgrass to address those discrepancies. Third, the language of the Sawgrass Agreement clarifies that Sawgrass may place brokerage business for the Small Cap Portfolio through brokers who provide Sawgrass with certain research services, even though such brokers may charge higher brokerage fees than other brokers. In addition, the identity of the subadviser and the dates of execution, effectiveness and termination in the Sawgrass Agreement differ from those in the prior subadvisory agreement with Nicholas-Applegate. Based upon their review, the Trustees concluded that the Sawgrass Agreement was reasonable, fair and in the best interests of the Trust and the shareholders of the Small Cap Portfolio, and that the fee provided in the Sawgrass Agreement (the same as in the prior subadvisory agreement) was fair and reasonable. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the non-interested Trustees, unanimously approved the Sawgrass Agreement.

     INFORMATION CONCERNING SAWGRASS. Sawgrass, 4337 Pablo Oaks Court, Building 200, Jacksonville, FL 32224, began managing its portion of the Small Cap Portfolio on May 27, 1999. Sawgrass has specialized in small-cap equity investing since it was organized as a Delaware limited liability company in 1998. Sawgrass was formed by a core group of investment professionals who had worked together for 15 years at Barnett Capital Advisors, Inc. AmSouth Bank owns 50% of the shares of Sawgrass, and employees of Sawgrass own the remaining 50%. AmSouth Bank is a subsidiary of AmSouth Bancorporation. As of May 24, 1999, Sawgrass had approximately $250 million in assets under management for corporate, municipal, public and state retirement plans and mutual funds.

     Exhibit E contains information about other funds managed by Sawgrass with an investment objective and strategies similar to those of the Small Cap Portfolio. Exhibit E also lists the principal executive officer and directors of Sawgrass.

LARGE CAP PORTFOLIO

     On August 3, 1999, the Trustees, including a majority of the non-interested Trustees, unanimously approved the CCI Agreement and the selection by PIFM of CCI to manage a portion of the Large Cap Portfolio. CCI had previously served as subadviser to a portion of the Large Cap Portfolio under a subadvisory agreement that was terminated on June 30, 1999.

     CCI is organized as a Delaware [general] partnership. Prior to June 30, 1999, CCI was owned by PIMCO Advisors, L.P. PIMCO Advisors, L.P., the general partner of CCI, owned over 99% of CCI, and Columbus Circle Investors Management Inc. (CCIM) owned the rest of CCI. CCIM was, in turn, a wholly-owned subsidiary of PIMCO Advisors, L.P.

     In a transaction that closed on June 30, 1999, CCI became an independent company owned and managed by five of its managing directors. CCIP LLC replaced PIMCO Advisors, L.P. as CCI's general partner. CCIP LLC is owned by five managing directors of CCI. These managing directors also purchased CCIM from PIMCO Advisors, L.P.

     The transaction described above constituted a change in actual control of CCI, causing an assignment of CCI's original subadvisory agreement with respect to the Large Cap Portfolio. Under Section 15 of the Investment Company Act and the terms of the original subadvisory agreement, the agreement automatically terminated when this assignment occurred. For the period from July 1, 1999 through August 3, 1999, CCI continued to manage its portion of the Large Cap Portfolio pursuant to the terms of the terminated agreement, except that CCI was only reimbursed for its reasonable costs and expenses for providing its services.

     The CCI Agreement contains substantially the same terms and conditions as the subadvisory agreement in effect with CCI prior to June 30, 1999. See "Terms of Subadvisory Agreements" below. CCI renders investment advice to a portion of the Large Cap Portfolio in accordance with its investment objective and policies and also makes investment decisions to purchase and sell securities on behalf of the Large Cap Portfolio, subject to the supervision of PIFM.

     Section 15 of the Investment Company Act requires that a majority of the Large Cap Portfolio's outstanding voting securities approve the CCI Agreement. However, pursuant to the SEC exemptive order described above, the execution and implementation of the CCI Agreement did not require shareholder consent.

     BOARD CONSIDERATION OF THE CCI AGREEMENT. At a special meeting of the Board at which all of the Trustees were in attendance, the Board of Trustees considered and unanimously approved the CCI Agreement on August 3, 1999. In considering the approval of the CCI Agreement, the Trustees, including the non-interested Trustees, considered whether the approval of the CCI Agreement was in the best interests of the Trust and shareholders of the Large Cap Portfolio. At the meeting, the Trustees reviewed materials furnished by management and CCI and met with representatives of CCI. Among other things, the Trustees considered the investment philosophy and style of CCI, its relative performance record, its personnel and its financial strength. The Board also considered the investment management services provided by CCI to the Large Cap Portfolio prior to June 30, 1999, and CCI's representation that the new ownership structure would not adversely affect the nature and quality of those services.

     The Trustees discussed and reviewed the terms of the CCI Agreement. With the exception of the dates of execution, effectiveness and termination, the terms of the CCI Agreement are identical to those of the subadvisory agreement in effect with CCI prior to June 30, 1999. Based upon their review, the Trustees concluded that the CCI Agreement was reasonable, fair and in the best interests of the Trust and the shareholders of the Large Cap Portfolio, and that the fee provided in the CCI Agreement (the same as in the previous subadvisory agreement with CCI) was fair and reasonable. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the non-interested Trustees, unanimously approved the CCI Agreement.

     INFORMATION CONCERNING CCI. CCI, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902, is a registered investment adviser that manages accounts for a variety of organizations, including corporate, government and union pension and profit-sharing plans, foundations and educational institutions. CCI also provides asset management services to mutual funds, individual investors, family trusts and private trust companies. As of June 30, 1999, CCI had approximately $4.7 billion in assets under management.

     Exhibit E lists the managing directors of CCI. CCI does not currently manage any other registered investment companies.

TERMS OF SUBADVISORY AGREEMENTS

     Under the Subadvisory Agreements, Sawgrass and CCI are compensated by PIFM (and not the Portfolios) at an annual rate of .30 of 1% of the average net assets of the Portfolios managed by Sawgrass and CCI, respectively. The Subadvisory Agreements provide that, subject to PIFM's and the Board of Trustees' supervision, Sawgrass and CCI are responsible for managing the investment operations of their respective Portfolios and for making investment decisions and placing orders to purchase and sell securities for their respective Portfolios, all in accordance with the investment objective and policies reflected in the current Prospectus and Statement of Additional Information of the Trust and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Sawgrass and CCI also provide PIFM with all books and records relating to the transactions they execute and render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

     Duration and Termination. Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of non-interested Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreements may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the respective Portfolios, (2) the Subadvisory Agreements will terminate immediately in the event of their assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PIFM, and (3) the Subadvisory Agreements may each be terminated at any time by PIFM and by Sawgrass and CCI, respectively, on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

     Liability. The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of their obligations and duties thereunder, Sawgrass and CCI will not be liable for any act or omission in connection with their activities as subadviser to the Small Cap and Large Cap Portfolios, respectively.

SHAREHOLDER PROPOSALS

     As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                          DAVID F. CONNOR
                                            Secretary

Dated: August 20, 1999

                                                                       EXHIBIT A

                           THE TARGET PORTFOLIO TRUST
                    (SMALL CAPITALIZATION GROWTH PORTFOLIO)

                             SUBADVISORY AGREEMENT

     Agreement made on this 26th day of May, 1999, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Sawgrass Asset Management, L.L.C. (the Adviser), a Delaware limited liability company.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with The Target Portfolio Trust (the Trust), a Delaware business trust and an open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Small Capitalization Growth Portfolio of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

             (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as a broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers solely on the basis of seeking lowest price. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

             On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

             (v) The Adviser shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, by the tenth business day of the following month to the extent reasonably practicable.

             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

               (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

               (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

               (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

               (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .30 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Adviser under federal or state securities laws, including for acts of good faith.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within forty-eight (48) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end forty-eight (48) hours after the start of normal business hours on the next succeeding business day).

          8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          9. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By:    /s/ NEIL A. MCGUINNESS

                                            ------------------------------------
                                                     Neil A. McGuinness
                                                  Executive Vice President

                                          SAWGRASS ASSET MANAGEMENT, L.L.C.

                                          By:       /s/ DEAN MCQUIDDY

                                            ------------------------------------
                                                       Dean McQuiddy
                                                         Principal

                                                                       EXHIBIT B

                           THE TARGET PORTFOLIO TRUST

                             SUBADVISORY AGREEMENT

     Agreement made as of this 3rd day of August, 1999, between Prudential Investments Fund Management LCC (PIFM or the Manager), a New York limited liability company, and Columbus Circle Investors (the Adviser), a Delaware partnership.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with The Target Portfolio Trust (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM acts as Manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and shall enter into subadvisory agreements with one or more subadvisers with respect to the management of the Large Capitalization Growth Portfolio of the Trust (the Portfolio) in connection with the management of the Trust.

     WHEREAS, the Manager desires to retain the Adviser to provide investment advisory services to the Portfolio and to manage such portion of the Portfolio as the Manager shall from time to time direct and the Adviser is willing to render such investment advisory services. NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage the investment operations of the Portfolio as the Manager shall direct and shall manage the composition of its portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

             (i) The Adviser shall provide supervision of such portion of the Portfolio's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets it manages will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Declaration of Trust, By-Laws and Prospectus of the Trust and the Portfolio and with the instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Portfolio and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Portfolio's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Portfolio with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

             On occasions when the Adviser deems the purchase or sale of a security or futures contract to be in the best interest of the Portfolio as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-l under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

             (v) The Adviser shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Portfolio's assets it manages and shall provide the Manager with such information upon request of the Manager.

             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others; provided, however, that the Adviser agrees that neither it, nor any person controlled by it, nor any successor shall serve or accept retention as investment adviser, investment manager or similar service provider during the term of this Agreement and for the period of one year after the termination of this Agreement with or for the benefit of any investment company registered under the 1940 Act that seeks as a primary market for its shares asset allocation programs sponsored by U.S. broker-dealers similar in nature or market to the Prudential Securities Target Program and as may be agreed from time to time in writing by the Manager and the Adviser.

             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

             (c) The Adviser shall keep the Portfolio's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
        (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio managed by the Adviser. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association, except as described in Paragraph 1(a)(vi) above.

          7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way, prior to use thereof and not to use material if the Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery.

          8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          9. This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By: /s/ ROBERT F. GUNIA

                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          COLUMBUS CIRCLE INVESTORS

                                          By: /s/ ANTHONY RIZZA

                                            ------------------------------------
                                            Anthony Rizza

                                                                       EXHIBIT C

                            MANAGEMENT OF THE TRUST

THE MANAGER

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of November 9, 1992 and renewed thereafter as required by the Investment Company Act of 1940, as amended (the Investment Company Act).

     The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 26, 1999. It was approved by the sole shareholder of the Trust on October 14, 1992.

TERMS OF THE MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement, PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolios, including the purchase, retention and disposition thereof. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian and Prudential Mutual Fund Services LLC (PMFS), the Trust's transfer and dividend disbursing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     PIFM has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by PIFM under the Management Agreement may be furnished by any such directors, officers or employees of PIFM.

     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Trust's subadvisers;

          (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

          (c) the fees payable to each subadviser pursuant to the subadvisory agreements between PIFM and each subadviser.

     For its services, PIFM is compensated by each portfolio of the Trust. The annual management fee for each of the Large Cap and Small Cap Portfolios is paid at the rate of .60% of the average daily net assets of the Portfolio.

     The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No such reductions were required during the fiscal year ended December 31, 1998. No jurisdiction currently limits the Trust's expenses.

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice.

INFORMATION ABOUT PIFM

     PIFM is a subsidiary of Prudential Securities Incorporated (Prudential Securities) and an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PIFM is organized in New York as a limited liability company.

     PIFM acts as manager for the following investment companies:

          Open-End Management Investment Companies: Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Developing Markets Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High-Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential

     Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

          Closed-End Management Investment Company: The High Yield Income Fund, Inc.

PIFM'S DIRECTORS AND OFFICERS

     The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

        NAME                POSITION WITH PIFM                     PRINCIPAL OCCUPATIONS
        ----                ------------------                     ---------------------
Robert F. Gunia......  Executive Vice President and   Comptroller, Prudential Investments; Executive
                         Treasurer                    Vice President and Treasurer, PIFM; Senior Vice
                                                        President, Prudential Securities

THE DISTRIBUTOR AND TRANSFER AGENT

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust but is not compensated by the Trust for those services. Prior to June 1, 1998, Prudential Securities was the Trust's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

     Pruco Securities Corporation (Prusec), 111 Durham Avenue, South Plainfield, New Jersey 07080-2398, a wholly-owned subsidiary of Prudential, is distributing shares of the Trust pursuant to a dealer agreement between Prusec and Prudential Securities. Prusec received no compensation for distributing the Portfolio's shares during the fiscal year ended December 31, 1998.

     The Trust's transfer agent is PMFS, Raritan Plaza One, Edison, New Jersey 08837. PMFS received $104,000 for its services in connection with each Portfolio during the fiscal year ended December 31, 1998.

BROKERAGE

     During the fiscal year ended December 31, 1998, the Large Cap Portfolio paid $2,700 in commissions to Prudential Securities, which represented 0.9% of total commissions paid. During the fiscal year ended December 31, 1998, the Small Cap Portfolio paid no commissions to affiliated broker-dealers.

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

                                                                       EXHIBIT D

                              OFFICER INFORMATION

             NAME (AGE)                   OFFICE WITH THE TRUST              PRINCIPAL OCCUPATIONS
             ----------                   ---------------------              ---------------------
*John R. Strangfeld, Jr. (45)........  Trustee and President         Chief Executive Officer, Chairman,
                                                                       President and Director of The
                                                                       Prudential Investment Corporation
                                                                       (since January 1990); Executive
                                                                       Vice President of the Prudential
                                                                       Global Asset Management Group of
                                                                       Prudential (since February 1998);
                                                                       Chairman of PRICOA Capital Group
                                                                       (since August 1989); Chief
                                                                       Executive Officer of Private Asset
                                                                       Management Group of Prudential
                                                                       (November 1994-December 1998)
Robert F. Gunia (51).................  Vice President                Vice President (since September 1997)
                                                                     of Prudential Investments; Executive
                                                                       Vice President and Treasurer (since
                                                                       December 1996), Prudential
                                                                       Investments Fund Management LLC
                                                                       (PIFM); Senior Vice President
                                                                       (since March 1987) of Prudential
                                                                       Securities Incorporated (Prudential
                                                                       Securities); formerly Chief
                                                                       Administrative Officer (July
                                                                       1990-September 1996), Director
                                                                       (January 1989-September 1996), and
                                                                       Executive Vice President, Treasurer
                                                                       and Chief Financial Officer (June
                                                                       1987-September 1996) of Prudential
                                                                       Mutual Fund Management, Inc.; Vice
                                                                       President and Director (since May
                                                                       1989) of The Asia Pacific Fund,
                                                                       Inc. and Director or Trustee of 44
                                                                       funds within the Prudential Mutual
                                                                       Funds.
David F. Connor (35).................  Secretary                     Assistant General Counsel (since
                                                                     March 1998) of PIFM; Associate
                                                                       Attorney, Drinker Biddle & Reath
                                                                       LLP prior thereto.
Grace C. Torres (39).................  Treasurer and Principal       First Vice President (since December
                                         Financial and Accounting      1996) of PIFM; First Vice President
                                         Officer                       (since March 1993) of Prudential
                                                                       Securities; formerly First Vice
                                                                       President (March 1994-September
                                                                       1996) of Prudential Mutual Fund
                                                                       Management, Inc. and Vice President
                                                                       (July 1989-March 1994) of Bankers
                                                                       Trust Corporation.
Stephen M. Ungerman (45).............  Assistant Treasurer           Tax Director (since March 1996) of
                                                                       Prudential Investments; formerly
                                                                       First Vice President (February
                                                                       1993-September 1996) of Prudential
                                                                       Mutual Fund Management, Inc.

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

                                                                       EXHIBIT E

                                 SAWGRASS FUNDS

     The following table sets forth information relating to the registered investment companies with an investment objective and strategies similar to those of the Small Cap Portfolio for which Sawgrass acts as investment adviser or subadviser:

                                                                           ADVISORY FEES         NET ASSETS
                                          ANNUAL ADVISORY FEE RATE             WAIVED               AS OF
                FUNDS                   (BASED ON AVERAGE NET ASSETS)   FOR LAST FISCAL YEAR    AUGUST , 1999
                -----                   -----------------------------   --------------------    -------------
AmSouth Mutual Funds
  AmSouth Small Cap Fund.............               .84%                     N/A                $
SEI Investments
  SEI Small Cap Growth Fund..........               .50%                     N/A                $

                              SAWGRASS MANAGEMENT

     The following table sets forth the name and principal occupation of the principal executive officer and the directors of Sawgrass.

                NAME                                       PRINCIPAL OCCUPATION
                ----                                       --------------------
Andrew M. Cantor, CFA................  President, Principal and Director of Fixed Income
                                       Investments
Dean McQuiddy, CFA...................  Vice President, Principal and Director of Equity Investments
Brian K. Monroe......................  Vice President, Principal and Director of Sales and
                                       Marketing

     The address of those listed above is Sawgrass Asset Management, L.L.C., 4337 Pablo Oaks Court, Building 200, Jacksonville, Florida 32224-9647.

                                 CCI MANAGEMENT

     The following table sets forth the name and principal occupation of the principal executive officers and the managing directors of CCI.

                NAME                                       PRINCIPAL OCCUPATION
                ----                                       --------------------
Donald A. Chiboucas..................  Co-Chief Executive Officer and Managing Director of CCI
Robert W. Fehrmann...................  Co-Chief Executive Officer, Managing Director and Senior
                                       Client Servicing/Marketing Officer of CCI
Marc S. Felman.......................  Co-Chief Executive Officer and Managing Director of CCI
Clifford G. Fox......................  Co-Chief Executive Officer and Managing Director of CCI
Anthony Rizza........................  Co-Chief Executive Officer and Managing Director of CCI

     The address of those listed above is Columbus Circle Investors, Metro Center, One Station Plaza, Stamford, Connecticut 06902.

                                       E-1